DFA INVESTMENT DIMENSIONS GROUP INC.

Emerging Markets Social Core Equity Portfolio

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2010

Investors are advised that to correct an inadvertent typographical error, the fifth paragraph on page 21 of the Prospectus under the heading “PRINCIPAL INVESTMENT STRATEGIES” is hereby deleted in its entirety and replaced with the following:

The Emerging Markets Social Core Equity Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 20% of their total business revenue through the production and/or sale of military weapons and/or weapons of mass destruction; (2) are engaged in certain for profit business activities in or with the Republic of the Sudan; (3) earn at least 15% of their total business revenue through the production and/or sale of tobacco or alcohol products; (4) earn at least 20% of their total business revenue from gambling activities; (5) directly participate in abortions; (6) manufacture pharmaceuticals, abortive agents or contraceptives; (7) earn at least 15% of their total business revenue from publishing or selling pornographic materials; and (8) are for-profit health care providers.

The date of this Supplement is July 1, 2010.